UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32743

Texas	74-1492779
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12377 Merit Drive Suite 1700 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 368-2084

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 3 – Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 22, 2017, EXCO Resources, Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) stating that the NYSE has determined to commence proceedings to delist the Company’s common shares from the NYSE as a result of the Company’s failure to maintain an average global market capitalization over a consecutive 30 trading-day period of at least $15 million pursuant to Section 802.01B of the NYSE Listed Company Manual. The NYSE also suspended the trading of the Company’s common shares at the close of trading on December 22, 2017.

Under the NYSE Listed Company Manual, the Company has a right to appeal this determination, provided a written request for such appeal is submitted to the NYSE within ten business days after receiving the notice of delisting. The Company has decided not to seek an appeal.

The Company’s common shares commenced trading on the OTC Pink Marketplace under the symbol “XCOO” on December 27, 2017. The Company can provide no assurance that its common shares will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common shares on this market or whether the trading volume of the Company’s common shares will be sufficient to provide for an efficient trading market.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On December 27, 2017, the Company issued a press release announcing the receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 27, 2017, issued by EXCO Resources, Inc. (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: December 27, 2017	By:	/s/ Heather L. Lamparter
	Name:	Heather L. Lamparter
	Title:	Vice President, General Counsel and Secretary